UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04656

                                 Ellsworth Growth and Income Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

James A. Dinsmore

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Ellsworth Growth and Income Fund Ltd.

Semiannual Report — March 31, 2020

(Y)our Portfolio Management Team

Thomas H. Dinsmore, CFA	Jane D. O’Keeffe	James A. Dinsmore, CFA
BS, Wharton School	BA, University of	BA, Cornell University
of Business	New Hampshire	MBA, Rutgers University
MA, Fairleigh Dickinson
University

To Our Shareholders,

For the six months ended March 31, 2020, the net asset value (NAV) total return of the Ellsworth Growth and Income Fund Ltd. was (8.6)% compared with total returns of (7.2)% and (6.3)% for the ICE Bank of America Merrill Lynch U.S. Convertibles Index and the Bloomberg Barclays Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was (13.9)%. The Fund’s NAV per share was $9.93, while the price of the publicly traded shares closed at $8.58 on the NYSE American. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through March 31, 2020 (a)(b) (Unaudited)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception (06/30/86)
Ellsworth Growth and Income Fund Ltd.
NAV Total Return (c)	(8.62)%	(2.50)%	5.38%	5.37%	7.74%	7.72%
Investment Total Return (d)	(13.86)	(3.73)	5.85	6.37	7.91	7.92
ICE Bank of America Merrill Lynch U.S. Convertibles Index	(7.24)	(3.52)	4.78	4.72	7.89	N/A(e)
Bloomberg Barclays Balanced U.S. Convertibles Index	(6.30)	(5.19)	2.32	2.33	5.62	N/A(f)
Standard & Poor’s (S&P) 500 Index	(12.31)	(6.98)	5.10	6.73	10.53	9.60

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The ICE Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. The Bloomberg Barclays Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)  The Fund’s fiscal year ends on September 30.

(c)  Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. Total returns and average annual returns were not adjusted for the 2004 rights offering. For the period from December 2008 through October 2015, the distributions were reinvested on the payable date using market prices. From inception through November 2008, distributions were reinvested on the payable date using NAV. Since inception return is based on an initial NAV of $9.30.

(d)  Total returns and average annual returns reflect changes in closing market values on the NYSE American and reinvestment of distributions. Total returns and average annual returns were not adjusted for the 2004 rights offering. Since inception return is based on an initial offering price of $10.00.

(e)  The ICE Bank of America Merrill Lynch U.S. Convertibles Index inception date is December 31, 1994.

(f) The Bloomberg Barclays Balanced U.S. Convertibles Index inception date is January 1, 2003.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of March 31, 2020:

Ellsworth Growth and Income Fund Ltd.

Computer Software and Services	22.3%
Health Care	18.1%
Energy and Utilities	9.0%
Real Estate Investment Trusts	7.8%
Financial Services	6.0%
Telecommunications	5.8%
Communications Equipment	5.1%
Diversified Industrial	4.2%
Security Software	3.6%
Semiconductors	3.2%
Consumer Services	2.8%
Business Services	2.4%

Aerospace	2.3%
Cable and Satellite	1.6%
U.S. Government Obligations	1.3%
Food and Beverage	1.1%
Transportation	0.9%
Entertainment	0.8%
Consumer Products	0.7%
Equipment and Supplies	0.6%
Agriculture	0.4%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments — March 31, 2020 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 61.3%
	Aerospace — 2.3%
$ 1,000,000	Aerojet Rocketdyne Holdings Inc.,
	2.250%, 12/15/23	$1,020,066	$1,653,842
2,038,000	Kaman Corp.,
	3.250%, 05/01/24	2,088,190	1,994,304

		3,108,256	3,648,146

	Business Services — 1.2%
2,000,000	Perficient Inc.,
	2.375%, 09/15/23	1,943,126	1,915,694

	Cable and Satellite — 1.6%
2,000,000	DISH Network Corp.,
	3.375%, 08/15/26	1,895,706	1,628,703
1,525,000	Global Eagle Entertainment Inc.,
	2.750%, 02/15/35	1,045,798	127,977
1,000,000	Liberty Latin America Ltd.,
	2.000%, 07/15/24(a)	1,000,000	800,625

		3,941,504	2,557,305

	Communications Equipment — 5.1%
1,500,000	Harmonic Inc.,
	2.000%, 09/01/24(a)	1,679,245	1,476,802
2,870,000	InterDigital Inc.,
	2.000%, 06/01/24(a)	2,865,957	2,642,265
2,500,000	Lumentum Holdings Inc., Ser. QIB,
	0.500%, 12/15/26(a)	2,596,566	2,550,000
1,500,000	Vocera Communications Inc.,
	1.500%, 05/15/23	1,590,743	1,489,688

		8,732,511	8,158,755

	Computer Software and Services — 18.2%
1,500,000	Bandwidth Inc.,
	0.250%, 03/01/26(a)	1,518,691	1,453,548
1,000,000	Blackline Inc.,
	0.125%, 08/01/24(a)	1,001,746	980,927
985,000	Boingo Wireless Inc.,
	1.000%, 10/01/23	889,870	880,102
1,870,000	Coupa Software Inc.,
	0.125%, 06/15/25(a)	1,912,144	2,070,792
2,500,000	CSG Systems International Inc.,
	4.250%, 03/15/36	2,548,172	2,552,290
2,030,000	Everbridge Inc.,
	0.125%, 12/15/24(a)	2,058,243	2,307,856
1,500,000	Evolent Health Inc.,
	1.500%, 10/15/25	1,151,272	945,900
500,000	GDS Holdings Ltd.,
	2.000%, 06/01/25	460,330	649,908
1,500,000	i3 Verticals LLC,
	1.000%, 02/15/25(a)	1,528,769	1,199,165
2,500,000	IAC Financeco 3 Inc.,
	2.000%, 01/15/30(a)	2,505,930	2,290,545

Principal Amount		Cost	Market Value
$ 1,250,000	LivePerson Inc.,
	0.750%, 03/01/24(a)	$1,257,744	$1,152,071
1,500,000	MercadoLibre Inc.,
	2.000%, 08/15/28	1,483,427	1,959,375
1,032,000	Nice Systems Inc.,
	1.250%, 01/15/24	1,064,744	1,823,415
1,700,000	PAR Technology Corp.,
	2.875%, 04/15/26(a)	1,694,269	1,249,547
334,000	Pegasystems Inc.,
	0.750%, 03/01/25(a)	334,000	293,555
2,125,000	Pluralsight Inc.,
	0.375%, 03/01/24(a)	1,921,472	1,573,031
1,700,000	PROS Holdings Inc.,
	1.000%, 05/15/24(a)	2,083,973	1,454,347
1,735,000	Q2 Holdings Inc.,
	0.750%, 06/01/26(a)	1,824,129	1,554,295
1,500,000	Splunk Inc.,
	1.125%, 09/15/25	1,510,678	1,661,250
1,500,000	Workiva Inc.,
	1.125%, 08/15/26(a)	1,448,065	1,201,768

		30,197,668	29,253,687

	Consumer Services — 2.8%
1,500,000	Extra Space Storage LP,
	3.125%, 10/01/35(a)	1,506,252	1,661,250
1,500,000	Square Inc.,
	0.500%, 05/15/23	1,623,371	1,554,010
1,695,000	Team Inc.,
	5.000%, 08/01/23	1,654,253	1,292,438

		4,783,876	4,507,698

	Diversified Industrial — 2.3%
750,000	Chart Industries Inc.,
	1.000%, 11/15/24(a)	752,078	589,893
1,000,000	KBR Inc.,
	2.500%, 11/01/23	1,007,011	1,038,763
2,000,000	Knowles Corp.,
	3.250%, 11/01/21	2,037,203	2,063,750

		3,796,292	3,692,406

	Energy and Utilities — 2.1%
1,900,000	Cheniere Energy Inc.,
	4.250%, 03/15/45	1,279,429	940,790
2,850,000	SunPower Corp.,
	4.000%, 01/15/23	2,546,998	2,421,315

		3,826,427	3,362,105

	Financial Services — 2.0%
1,000,000	Encore Capital Group Inc.,
	3.250%, 03/15/22	951,302	862,237
1,040,000	GOL Equity Finance SA,
	3.750%, 07/15/24(a)	1,087,716	388,050

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2020 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Financial Services (Continued)
$ 1,000,000	IIP Operating Partnership LP,
	3.750%, 02/21/24(a)	$1,000,000	$1,263,265
641,000	LendingTree Inc.,
	0.625%, 06/01/22	646,865	703,401

		3,685,883	3,216,953

	Food and Beverage — 0.6%
1,555,000	The Chefs’ Warehouse Inc.,
	1.875%, 12/01/24(a)	1,607,796	967,016

	Health Care — 13.6%
365,000	Aerie Pharmaceuticals Inc.,
	1.500%, 10/01/24(a)	365,000	328,306
345,000	Bridgebio Pharma Inc.,
	2.500%, 03/15/27(a)	345,000	330,804
1,000,000	Collegium Pharmaceutical Inc.,
	2.625%, 02/15/26	1,077,880	915,528
1,000,000	CONMED Corp.,
	2.625%, 02/01/24	1,015,520	930,663
575,000	DexCom Inc.,
	0.750%, 12/01/23	575,000	1,006,624
1,960,000	Exact Sciences Corp.,
	0.375%, 03/15/27	1,990,827	1,656,638
500,000	Inovio Pharmaceuticals Inc.,
	6.500%, 03/01/24	500,000	748,437
1,500,000	Insulet Corp.,
	0.375%, 09/01/26(a)	1,559,290	1,523,044
1,000,000	Integra LifeSciences Holdings Corp.,
	0.500%, 08/15/25(a)	1,031,081	888,582
1,250,000	Intercept Pharmaceuticals Inc.,
	2.000%, 05/15/26	1,173,037	1,082,237
500,000	Invacare Corp.,
	4.500%, 06/01/22	398,125	454,772
50,000	NanoString Technologies Inc.,
	2.625%, 03/01/25(a)	50,000	43,114
1,171,000	Neurocrine Biosciences Inc.,
	2.250%, 05/15/24	1,201,232	1,506,516
1,500,000	Pacira BioSciences Inc.,
	2.375%, 04/01/22	1,516,586	1,449,324
350,000	Repligen Corp.,
	0.375%, 07/15/24	350,000	370,446
500,000	Retrophin Inc.,
	2.500%, 09/15/25	436,540	394,699
1,254,000	Supernus Pharmaceuticals Inc.,
	0.625%, 04/01/23	1,243,049	1,013,206
1,500,000	Tabula Rasa HealthCare Inc.,
	1.750%, 02/15/26(a)	1,589,577	1,470,937
1,500,000	Teladoc Health Inc.,
	1.375%, 05/15/25	2,464,417	4,367,004

Principal Amount		Cost	Market Value
$ 1,500,000	Theravance Biopharma Inc.,
	3.250%, 11/01/23	$1,511,848	$1,447,500

		20,394,009	21,928,381

	Security Software — 3.6%
1,500,000	CyberArk Software Ltd.,
	Zero Coupon, 11/15/24(a)	1,523,616	1,307,057
1,500,000	Okta Inc.,
	0.125%, 09/01/25(a)	1,502,488	1,439,063
2,040,000	Proofpoint Inc.,
	0.250%, 08/15/24(a)	2,111,177	1,920,150
1,225,000	SailPoint Technologies Holding Inc.,
	0.125%, 09/15/24(a)	1,201,103	1,047,375

		6,338,384	5,713,645

	Semiconductors — 1.4%
1,000,000	Rambus Inc.,
	1.375%, 02/01/23	918,926	970,034
750,000	Teradyne Inc.,
	1.250%, 12/15/23	769,359	1,344,375

		1,688,285	2,314,409

	Telecommunications — 3.6%
1,560,000	8x8 Inc.,
	0.500%, 02/01/24	1,592,269	1,366,577
	Infinera Corp.,
2,500,000	2.125%, 09/01/24	2,286,508	2,107,655
345,000	2.500%, 03/01/27(a)	345,000	315,628
1,450,000	Twilio Inc.,
	0.250%, 06/01/23	1,452,626	2,030,386

		5,676,403	5,820,246

	Transportation — 0.9%
1,700,000	Atlas Air Worldwide Holdings Inc.,
	1.875%, 06/01/24	1,539,445	1,406,750

	TOTAL CONVERTIBLE CORPORATE BONDS	101,259,865	98,463,196

Shares
	CONVERTIBLE PREFERRED STOCKS — 2.7%
	Agriculture — 0.4%
7,500	Bunge Ltd., 4.875%	726,780	697,500

	Business Services — 0.3%
809,253	Amerivon Holdings LLC,
	4.000% (b)	1,294,693	436,035
272,728	Amerivon Holdings LLC, common equity units (b)	0	16,364

		1,294,693	452,399

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2020 (Unaudited)

Shares		Cost	Market Value
	CONVERTIBLE PREFERRED STOCKS (Continued)
	Financial Services — 0.8%
1,000	Bank of America Corp.,
	7.250%, Ser. L	$1,125,153	$1,266,020

	Real Estate Investment Trusts — 1.2%
15,000	QTS Realty Trust Inc.,
	6.500%, Ser. B	1,500,000	1,928,400

	TOTAL CONVERTIBLE PREFERRED STOCKS	4,646,626	4,344,319

	MANDATORY CONVERTIBLE SECURITIES (c) — 14.2%
	Diversified Industrial — 1.9%
15,000	Colfax Corp.,
	5.750%, 01/15/22	1,554,980	1,377,600
31,316	International Flavors & Fragrances Inc.,
	6.000%, 09/15/21	1,620,604	1,195,332
7,250	Stanley Black & Decker Inc.,
	5.250%, 11/15/22	743,560	507,210

		3,919,144	3,080,142

	Energy and Utilities — 6.5%
23,262	American Electric Power Co. Inc.,
	6.125%, 03/15/22	1,174,180	1,122,391
37,800	CenterPoint Energy Inc., Ser. B
	7.000%, 09/01/21	1,943,754	1,088,640
16,330	Dominion Energy Inc., Ser. A
	7.250%, 06/01/22	1,648,838	1,502,523
17,000	DTE Energy Co.,
	6.250%, 11/01/22	863,690	640,220
3,645	Essential Utilities Inc.,
	6.000%, 04/30/22	182,250	195,226
	NextEra Energy Inc.,
49,025	4.872%, 09/01/22	2,406,593	2,320,843
27,900	5.279%, 03/01/23	1,360,125	1,230,111
	Sempra Energy,
5,383	Ser. A, 6.000%, 01/15/21	548,300	498,035
5,000	Ser. B, 6.750%, 07/15/21	508,649	469,650
29,100	The Southern Co.,
	6.750%, 08/01/22	1,461,370	1,292,040

		12,097,749	10,359,679

	Equipment and Supplies — 0.6%
1,000	Danaher Corp., Ser. A
	4.750%, 04/15/22	1,008,250	1,033,150

Shares		Cost	Market Value
	Financial Services — 2.6%
10,000	2017 Mandatory Exchangeable Trust,
	5.188%, 12/01/20	$1,000,000	$1,549,000
14,938	Assurant Inc., Ser. D
	6.500%, 03/15/21	1,534,954	1,590,598
24,000	New York Community Capital Trust V,
	6.000%, 11/01/51	1,043,554	991,440

		3,578,508	4,131,038

	Health Care — 1.5%
25,445	Avantor Inc., Ser. A
	6.250%, 05/15/22	1,405,621	1,103,295
30,900	Elanco Animal Health Inc.,
	5.000%, 02/01/23	1,687,662	1,271,226

		3,093,283	2,374,521

	Semiconductors — 1.1%
1,945	Broadcom Inc., Ser. A
	8.000%, 09/30/22	1,983,484	1,817,330

	TOTAL MANDATORY CONVERTIBLE SECURITIES	25,680,418	22,795,860

	COMMON STOCKS — 20.5%
	Business Services — 0.9%
15,000	PayPal Holdings Inc.†	614,088	1,436,100

	Computer Software and Services — 4.1%
22,194	Alibaba Group Holding Ltd., ADR†	3,320,222	4,316,289
14,300	Microsoft Corp.	388,674	2,255,253

		3,708,896	6,571,542

	Consumer Products — 0.7%
24,000	Unilever NV	1,015,518	1,170,960

	Energy and Utilities — 0.4%
8,000	Chevron Corp.	871,279	579,680
132	Goodrich Petroleum Corp.†	1,489	562

		872,768	580,242

	Entertainment — 0.8%
12,500	The Walt Disney Co.	904,912	1,207,500

	Financial Services — 0.6%
9,546	Citigroup Inc.	536,671	402,078
36,434	Synchrony Financial	1,003,121	586,223

		1,539,792	988,301

	Food and Beverage — 0.5%
30,000	Conagra Brands Inc.	744,389	880,200

	Health Care — 3.0%
12,960	Eli Lilly & Co.	691,431	1,797,811

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
22,651	Merck & Co. Inc.	$839,335	$1,742,768
40,000	Pfizer Inc.	923,760	1,305,600

		2,454,526	4,846,179

	Real Estate Investment Trusts — 6.6%
10,000	American Tower Corp.	900,500	2,177,500
16,100	Crown Castle International Corp.	1,252,390	2,324,840
6,000	Equinix Inc.	1,568,270	3,747,420
58,700	Invesco Mortgage Capital Inc.	899,407	200,167
8,000	SBA Communications Corp.	812,310	2,159,760

		5,432,877	10,609,687

	Semiconductors — 0.7%
20,000	Intel Corp.	546,600	1,082,400

	Telecommunications — 2.2%
30,000	AT&T Inc.	829,600	874,500
16,119	T-Mobile US Inc.†	573,400	1,352,384
25,000	Verizon Communications Inc.	937,353	1,343,250

		2,340,353	3,570,134

	TOTAL COMMON STOCKS	20,174,719	32,943,245

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
1,131	Goodrich Petroleum Corp., expire 10/12/26†(b)	0	0

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 1.3%
$ 2,150,000	U.S. Treasury Bills,
	0.025% to 0.070%††,
	05/07/20 to 09/10/20	2,149,599	2,149,369

	Cost	Market Value

TOTAL INVESTMENTS — 100.0%	$153,911,227	$160,695,989

Other Assets and Liabilities (Net)		380,454

PREFERRED STOCK
(1,200,000 preferred shares outstanding)		(30,000,000)

NET ASSETS
(13,205,057 common shares outstanding)		$131,076,443

NET ASSET VALUE PER SHARE
($131,076,443 ÷ 13,205,057 shares outstanding)		$9.93

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Assets and Liabilities

March 31, 2020 (Unaudited)

Assets:
Investments, at value (cost $153,911,227)	$160,695,989
Cash	56,432
Dividends and interest receivable	494,012
Deferred offering expense	114,239
Prepaid expenses	3,847

Total Assets	161,364,519

Liabilities:
Distributions payable	21,875
Payable for investment advisory fees	99,172
Payable for payroll expenses	49,680
Payable for accounting fees	7,500
Payable for shareholder communications expenses	57,187
Payable for legal and audit fees	31,551
Other accrued expenses	21,111

Total Liabilities	288,076

Preferred Shares:
Series A Cumulative Preferred Shares (5.250%, $25 liquidation value, $0.01 par value, unlimited shares authorized with 1,200,000 shares issued and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$131,076,443

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$113,377,712
Total distributable earnings	17,698,731

Net Assets	$131,076,443

Net Asset Value per Common Share:
($131,076,443 ÷ 13,205,057 shares outstanding at $0.01 par value; unlimited number of shares authorized)	$9.93

Statement of Operations

For the Six Months Ended March 31, 2020 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $3,252)	$1,256,741
Interest	832,295

Total Investment Income	2,089,036

Expenses:
Investment advisory fees.	626,646
Trustees’ fees	61,500
Shareholder communications expenses	42,076
Payroll expenses.	38,169
Legal and audit fees.	25,882
Accounting fees.	22,500
Shareholder services fees.	15,066
Shelf registration expense.	10,118
Custodian fees	7,419
Interest expense	81
Miscellaneous expenses	23,544

Total Expenses	873,001

Expenses paid indirectly by broker (See Note 3)	(1,194)

Net Expenses	871,807

Net Investment Income	1,217,229

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	12,972,558

Net change in unrealized depreciation:
on investments	(25,890,530)

Net Realized and Unrealized Gain/(Loss) on Investments	(12,917,972)

Net Decrease in Net Assets Resulting from Operations	(11,700,743)

Total Distributions to Preferred Shareholders	(787,500)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(12,488,243)

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations:
Net investment income	$1,217,229	$2,540,971
Net realized gain on investments	12,972,558	8,729,919
Net change in unrealized appreciation/depreciation on investments	(25,890,530)	1,428,104

Net Increase/(Decrease) in Net Assets Resulting from Operations	(11,700,743)	12,698,994

Distributions to Preferred Shareholders from accumulated earnings	(787,500)*	(1,575,000)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(12,488,243)	11,123,994

Distributions to Common Shareholders from accumulated earnings	(7,186,388)*	(6,369,875)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	2,058,986	745,968

Net Increase in Net Assets from Fund Share Transactions	2,058,986	745,968

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(17,615,645)	5,500,087

Net Assets Attributable to Common Shareholders:
Beginning of year	148,692,088	143,192,001

End of period	$131,076,443	$148,692,088

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	March 31, 2020		Year Ended September 30,
	(Unaudited)		2019		2018		2017		2016		2015
Operating Performance:
Net asset value, beginning of year	$11.42		$11.07		$10.18		$9.60		$9.45		$10.29

Net investment income	0.09		0.20		0.17		0.18		0.20		0.13
Net realized and unrealized gain/(loss) on investments		(0.97)	0.77		1.33		0.93		0.76		(0.35)

Total from investment operations		(0.88)	0.97		1.50		1.11		0.96		(0.22)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.03)		(0.05)		(0.00	)(b)	—		—
Net realized gain	(0.05	)*	(0.09)		(0.07)		(0.00	)(b)	—		—

Total distributions to preferred shareholders		(0.06)	(0.12)		(0.12)		(0.00	)(b)	—		—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations		(0.94)	0.85		1.38		1.11		0.96		(0.22)

Distributions to Common Shareholders:
Net investment income	(0.04	)*	(0.12)		(0.19)			(0.23)	(0.26)		(0.25)
Net realized gain	(0.51	)*	(0.37)		(0.29)			(0.21)	(0.53)		(0.43)

Total distributions to common shareholders		(0.55)	(0.49)		(0.48)			(0.44)	(0.79)		(0.68)

Fund Share Transactions:
Decrease in net asset value from common shares issued upon reinvestment of distributions	(0.00	)(b)	(0.01)		(0.01)			(0.01)	(0.04)		(0.00	)(b)
Increase in net asset value from repurchase of common shares (includes transaction costs)	—		—		—		0.01		0.02		0.06
Offering costs for preferred shares charged to paid-in capital	—		—		(0.00	)(b)		(0.09)	—		—

Total Fund share transactions		(0.00)	(0.01)		(0.01)			(0.09)	(0.02)		0.06

Net Asset Value Attributable to Common Shareholders, End of Period	$9.93		$11.42		$11.07		$10.18		$9.60		$9.45

NAV total return†		(8.62)%	7.89%		13.85%			10.89%	10.64%		(0.78)%

Market value, end of period	$8.58		$10.49		$10.31		$9.26		$8.19		$7.82

Investment total return††		(13.86)%	6.98%		17.08%			18.89%	15.98%		(2.32)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$161,076		$178,692		$173,192		$161,015		—		—
Net assets attributable to common shares, end of period (in 000’s)	$131,076		$148,692		$143,192		$131,015		$123,905		$120,948
Ratio of net investment income to average net assets attributable to common shares	1.60	%(c)	1.80%		1.64%			1.92%	2.19%		1.40%
Ratio of operating expenses to average net assets attributable to common shares before reimbursement	1.14	%(c)(d)(e)	1.20	%(d)(e)	1.18	%(d)(e)	1.08	%(d)(e)	1.10	%(d)	1.10%
Portfolio turnover rate		21.7%	52.1%		34.6%			32.0%	38.0%		45.0%

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights (Continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016	2015
Cumulative Preferred Shares:
5.250% Series A Preferred
Liquidation value, end of year (in 000’s)	$30,000	$30,000	$30,000	$30,000	—	—
Total shares outstanding (in 000’s)	1,200	1,200	1,200	1,200	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—	—
Average market value(f)	$25.55	$24.64	$24.56	$25.14	—	—
Asset coverage per share	$134.23	$148.91	$144.33	$134.18	—	—
Asset Coverage.	537%	596%	577%	537%	—	—

†

For the six months ended March 31, 2020 and fiscal years ended September 30, 2019, 2018, 2017, and 2016, the return was based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. For the fiscal year ended September 30, 2015, the return was based on the market price on the payable date. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the year.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended March 31, 2020 and years ended September 30, 2019, 2018, 2017, and 2016, there was no impact on the expense ratios.

(e)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before reimbursement for the six months ended March 31, 2020 and the years ended September 30, 2019, 2018, and 2017 would have been 0.96%, 0.99%, 0.96%, and 1.07%, respectively.

(f)	Based on weekly prices.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited)

1. Organization. Ellsworth Growth and Income Fund Ltd., organized as a Delaware statutory trust, operates as a diversified closed-end management investment company, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). Investment operations commenced in July 1986.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2020 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant		Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs		at 3/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds(a)	—	$ 98,463,196	—		$ 98,463,196
Convertible Preferred Stocks:
Business Services	—	—	$ 452,399		452,399
Other Industries (a)	$ 3,891,920	—	—		3,891,920
Total Convertible Preferred Stocks	3,891,920	—	452,399		4,344,319
Mandatory Convertible Securities:
Financial Services	2,582,038	1,549,000	—		4,131,038
Other Industries (a)	18,664,822	—	—		18,664,822
Total Mandatory Convertible Securities	21,246,860	1,549,000	—		22,795,860
Common Stocks (a)	32,943,245	—	—		32,943,245
Warrants (a)	—	—	0		0
U.S. Government Obligations	—	2,149,369	—		2,149,369
TOTAL INVESTMENTS IN SECURITIES	$58,082,025	$102,161,565	$452,399(b	)	$160,695,989

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
(b)

At March 31, 2020, the values of these securities were $452,399. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

During the six months ended March 31, 2020, the Fund did not have transfers into or out of Level 3.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The following table reconciles Level 3 investments for the Fund for which significant unobservable inputs were used to determine fair value.

Ellsworth Growth and Income Fund	Balance as of 09/30/19	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 03/31/20	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 03/31/20†
INVESTMENTS IN SECURITIES:
Assets (Market Value):
EQUITY CONTRACTS:
Convertible Preferred Stocks (a)	$452,373	—	—	$26	—	—	—	—	$452,399	$26
Warrants (a)	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$452,373	—	—	$26	—	—	—	—	$452,399	$26

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended March 31, 2020, the Fund did not incur periodic expenses charged by Acquired Funds.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities held as of March 31, 2020, please refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.250% Series A Cumulative Preferred Shares (Series A Preferred) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the fiscal year ended September 30, 2019 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,240,288	$801,186
Net long term capital gains.	3,129,587	773,814

Total distributions paid	$6,369,875	$1,575,000

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$153,911,229	$22,862,865	$(16,078,105)	$6,784,760

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended March 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets including the liquidation value of preferred stock and 0.55% of the Fund’s average weekly net assets including the liquidation value of preferred stock in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended March 31, 2020, the Fund paid $2,107 in brokerage commissions on security trades to G.research, LLC, Inc., an affiliate of the Adviser.

During the six months ended March 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,194.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended March 31, 2020, the Fund accrued $22,500 in connection with the cost of computing the Fund’s NAV.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $8,500 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Lead Independent Trustee receives an annual fee of $1,000 and the Audit and Nominating Committee Chairman each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

4. Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2020, other than short term securities and U.S. Government obligations, aggregated $38,507,247 and $41,897,364, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.01). The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2020 and the fiscal year ended September 30, 2019, the Fund did not repurchase any shares.

Transactions in common shares of beneficial interest for the six months ended March 31, 2020 and the fiscal year ended September 30, 2019 were as follows:

	Six Months Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	181,890	$2,058,986	88,281	$745,968

The Fund has an effective shelf registration authorizing the offering of an additional $100 million of common or preferred shares. As of March 31, 2020, after considering the Series A Preferred offering, the Fund has approximately $70 million available for issuance under the current shelf registration.

On September 18, 2017, the Fund issued 1,200,000 shares of Series A Preferred, receiving $28,855,381, after the deduction of offering expenses of $199,619 and underwriting fees of $945,000. The liquidation value of the Series A Preferred is $25 per share. The Series A Preferred has an annual dividend rate of 5.250%. The Series A Preferred is noncallable before September 18, 2022. At March 31, 2020, 1,200,000 shares of Series A Preferred were outstanding and accrued dividends amounted to $21,875. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of Series A Preferred, par value $0.01. The Series A Preferred are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Series A Preferred generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The holders of Series A Preferred voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Series A Preferred, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Series A Preferred and of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 11, 2020 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 11, 2020. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Kinchen C. Bizzell, James P. Conn, and Frank J. Fahrenkopf, Jr. as Trustees of the Fund, with 12,421,837 votes, 12,384,784 votes, and 12,331,607 votes cast in favor of these Trustees, and 292,725 votes, 329,779 votes, and 382,956 votes withheld for these Trustees, respectively.

Mario J. Gabelli, Elizabeth C. Bogan, James A. Dinsmore, Daniel D. Harding, Michael J. Melarkey, Kuni Nakamura, Nicolas W. Platt, and Anthonie C. van Ekris continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of Ellsworth Growth & Income Fund Ltd. to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

Ellsworth Growth and Income Fund Ltd.

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 888-0314.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, for the first three calendar quarter distributions, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE American trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. For the fourth calendar quarter distribution when the market price is lower, the Fund will issue shares at the market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE American, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $100 to $10,000. AST will use these funds to purchase shares in the open market on or about the 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

ELLSWORTH GROWTH AND INCOME FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Ellsworth Growth and Income Fund Ltd. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Ellsworth Growth and Income Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

(Y)our Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a BA from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XECFX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10.0% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

ELLSWORTH GROWTH AND INCOME FUND LTD.
One Corporate Center
Rye, NY 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Kinchen C. Bizzell

Former Managing Director,

CAVU Securities

Elizabeth C. Bogan

Senior Lecturer, Economics

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

James A. Dinsmore, CFA

Portfolio Manager,

Gabelli Funds, LLC

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Daniel D. Harding

Managing General Partner,

Global Equity Income Fund

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Nicolas W. Platt

Former Managing Director,

FTI Consulting Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International Inc.

OFFICERS

James A. Dinsmore, CFA

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Bethany A. Uhlein

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

ECF Q1/2020

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/19 through 10/31/19	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 13,023,167 Preferred Series A – 1,200,00
Month #2 11/01/19 through 11/30/19	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 13,023,167 Preferred Series A – 1,200,00
Month #3 12/01/19 through 12/31/19	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 13,205,057 Preferred Series A – 1,200,00
Month #4 01/01/20 through 01/31/20	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 13,205,057 Preferred Series A – 1,200,00
Month #5 02/01/20 through 02/29/20	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 13,205,057 Preferred Series A – 1,200,00
Month #6 03/01/20 through 03/31/20	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 13,205,057 Preferred Series A – 1,200,00
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ellsworth Growth and Income Fund Ltd.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date 5/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date 5/29/2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 5/29/2020

* Print the name and title of each signing officer under his or her signature.